Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-199296) pertaining to the Amended and Restated 2016 Equity Incentive Plan, as amended, the 2014 Equity Incentive Award Plan and the 2014 Employee Stock Purchase Plan,
(2)Registration Statement (Form S-8 No. 333-203398) pertaining to the 2014 Equity Incentive Award Plan and the 2014 Employee Stock Purchase Plan,
(3)Registration Statement (Form S-8 No. 333-211439) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan, and the Inducement Stock Option Awards,
(4)Registration Statement (Form S-8 No. 333-218465) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan, and the Inducement Restricted Stock Unit and Stock Option Awards,
(5)Registration Statement (Form S-8 No. 333-220894) pertaining to the 2017 Inducement Plan and Inducement Stock Option Awards,
(6)Registration Statement (Form S-8 No. 333-223894) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan, and the Inducement Restricted Stock Unit Awards,
(7)Registration Statement (Form S-8 No. 333-230138) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, the 2014 Employee Stock Purchase Plan, as amended and restated, and the 2017 Inducement Plan, as amended and restated,
(8)Registration Statement (Form S-8 No. 333-233135) pertaining to the 2017 Inducement Plan, as amended and restated,
(9)Registration Statement (Form S-8 No. 333-237136) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, and the 2014 Employee Stock Purchase Plan, as amended and restated,
(10)Registration Statement (Form S-8 No. 333-243761) pertaining to the 2017 Inducement Plan, as amended and restated,
(11)Registration Statement (Form S-8 No. 333-253727) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, the 2014 Employee Stock Purchase Plan, as amended and restated, and the 2017 Inducement Plan, as amended and restated,
(12)Registration Statement (Form S-8 No. 333-263954) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, and
(13)Registration Statement (Form S-8 No. 333-266794) pertaining to the Amended and Restated 2014 Employee Stock Purchase Plan;

of our report dated March 30, 2023, with respect to the consolidated financial statements of Adverum Biotechnologies Inc. included in this Annual Report (Form 10-K) of Adverum Biotechnologies Inc. for the year ended December 31, 2022.

/s/ Ernst & Young LLP

San Jose, California
March 30, 2023